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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  August 7, 1996


                        ANDREA ELECTRONICS CORPORATION
              (Exact Name of Registrant as Specified in Charter)



         New York                  1-4324                11-0482020
(State or Other Jurisdiction     (Commission           (IRS Employer
     of Incorporation)           File Number)          Identification No.)


       11-40 45th Road, Long Island City, New York          11101
       (Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code:  (718) 729-8500


                                Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

     On August 7, 1996, Andrea Electronics Corporation (the "Company") issued and sold in an offshore transaction $1,687,500 aggregate principal amount of its 10% Convertible Subordinated Debentures due February 9, 1998 (the "Debentures"). The Debentures will be convertible into shares of the Company's common stock, par value $.50 per share, at a price equal to the closing bid price for such stock at the time of conversion, subject to a maximum conversion price of $12.075 per share and a minimum conversion price of $5.75 per share. The Company will use the net proceeds of the offering to fund working capital requirements. Attached as an exhibit hereto is the press release dated August 8, 1996 of the Company, which is being filed under cover of this Current Report on Form 8-K pursuant to Rule 135c(d) under the Securities Act of 1933, as amended.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits:
     Exhibit
     Number                Description
     ------                -----------

       99      Press release dated August 8, 1996



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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 14, 1996             ANDREA ELECTRONICS CORPORATION
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                                        (Registrant)



                         /s/ Patrick D. Pilch
                         ---------------------------------------------

                         Patrick D. Pilch
                         Executive Vice President, Chief Financial Officer


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                                                                   EXHIBIT 99


                   ANDREA ELECTRONICS CORPORATION ANNOUNCES
                 SALE OF CONVERTIBLE SUBORDINATED DEBENTURES

LONG ISLAND CITY, NY, AUGUST 8, 1996 - Andrea Electronics Corporation (AMEX:
AND) announced today that it has issued and sold in an offshore transaction $1,687,500 aggregate principal amount of its 10% Convertible Subordinated Debentures due February 9, 1998. The Debentures will be convertible into shares of the Company's common stock at a price equal to the closing bid price for such stock at the time of conversion, subject to a maximum conversion price and a minimum conversion price. Andrea Electronics will use the net proceeds of the offering to fund working capital requirements.

Neither the Debentures nor the Common Stock issuable upon the conversion of the Debentures have been registered under the United States Securities Act of 1933 and may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of said Securities Act.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the Debentures or the Common Stock issuable upon conversion of the Debentures. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

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